Exhibit 10.47

Amendment #2
to the
Yahoo! Publisher Network Contract #2-23975446
Effective as of January 1, 2011, as amended (“Agreement”)
This Amendment #2 to the Agreement (“Amendment #2”) is effective as of the latter date of Yahoo! Inc.’s or Publisher’s signature below (“Amendment #2 Effective Date”) by and between Yahoo! Inc. and Yahoo! EMEA Limited (as successor to Yahoo! Sarl and together with Yahoo! Inc., “Yahoo”) on the one hand, and InfoSpace LLC (f/k/a InfoSpace Sales LLC) and Blucora, Inc. (f/k/a InfoSpace Inc., and collectively with InfoSpace Sales LLC, “Publisher”) on the other hand. All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.
In consideration of these mutual covenants and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, Yahoo and Publisher desire to amend the Agreement as follows:

1.	The Mutual Termination Agreement dated September 28, 2015 is deemed void ab initio and shall have no legal effect whatsoever.

2.	The End Date of the Agreement is hereby deleted and replaced with March 31, 2016. For clarity, the Agreement shall not automatically renew after the End Date.

3.	The Compensation Section on the cover page of the SO is hereby amended as follows:

a)	The percentages of Gross Revenue set forth under Section (b) shall only apply from February 1, 2011 through December 31, 2015.

b)	A new Section (c) is added that is set forth as follows:

“(c) From January 1, 2016 through the remainder of the Term:

Monthly Gross Revenue	Percentage of Gross Revenue
Less than $[*]	[*]%
$[*] or more	[*]%

4.	As of the Amendment #2 Effective Date, Publisher’s rights and obligations in connection with Web Search Results under the Agreement shall be governed by the following terms:

a)
Except as provided in 4(b), each Query submitted by Publisher to Yahoo for Results must include a request for Paid Search Results and Publisher will display Results (including but not limited to Paid Search Results) from Yahoo in response to a Query submitted to Yahoo.

b)
If Publisher submits a Query to Yahoo for Web Search Results only, Publisher shall pay Yahoo US $[*] per 1000 Queries. For clarity, one Query calling for Web Search Results, images or news results will cost US $[*] per 1000 Queries and Queries calling for Web Search Results, images and news results separately will count as three separate Queries and will cost US $[*] per 1000 Queries.

[*]
Information redacted pursuant to a confidential treatment request by Blucora, Inc. under 5 U.S.C. §552(b)(4) and
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

5.
In the event of any conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment #2, the terms and conditions of this Amendment #2 shall control. Except as amended by this Amendment #2, the Agreement shall remain in full force and effect in accordance with its terms. This Amendment #2 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*]
Information redacted pursuant to a confidential treatment request by Blucora, Inc. under 5 U.S.C. §552(b)(4) and
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

[SIGNATURE PAGE TO AMENDMENT #2]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment #2 to the Agreement to be executed by their duly authorized representatives as of the Amendment #2 Effective Date.

YAHOO! INC. By: /s/ Ian Weingarten Name: Ian Weingarten Title: SVP, Corporate Development & Partnerships Date: December 21, 2015	INFOSPACE LLC By: /s/ Peter Mansour Name: Peter Mansour Title: President Date: December 28, 2015
YAHOO! SARL By: /s/ Michael McElliott Name: Michael McElliott Title: Director Date: December 22, 2015	BLUCORA, INC. (as guarantor under Section 22 of Attachment B) By: /s/ Eric Emans Name: Eric Emans Title: CFO Date: December 27, 2015

[*]
Information redacted pursuant to a confidential treatment request by Blucora, Inc. under 5 U.S.C. §552(b)(4) and
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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